LOCK-UP/LEAK-OUT AGREEMENT

          THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is made and entered into as of the 11th day of September, 2003, between Brenex Oil Corporation, a Utah corporation ("Brenex"), and the individuals and entities that execute and deliver a Counterpart Signature Page hereof, each a shareholder of Brenex, and sometimes collectively referred to herein as the "Shareholders" and each, a "Shareholder."

          WHEREAS, Brenex intends to enter into an Agreement and Plan of Reorganization between Brenex, CinemaElectric, Inc., a Delaware corporation ("Cinema"), and the Cinema Stockholders (the "Reorganization Agreement") pursuant to which the execution and delivery of this Agreement is a condition precedent to the closing of the Reorganization Agreement; and

          WHEREAS, in order to facilitate the consummation of the transactions contemplated by the Reorganization Agreement and to provide for an orderly market for the Common Stock of Brenex subsequent to the closing of the Reorganization Agreement, the Shareholders have agreed to enter into this Agreement and to restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Common Stock, all on the terms set forth below.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Notwithstanding anything contained in this Agreement, a Shareholder may transfer his/her/its shares of Common Stock to his/her/its affiliates, partners in a partnership, subsidiaries and trusts, or spouses and lineal descendants for estate planning purposes provided that the transferee (or the legal representative of the transferee) executes an agreement to be bound by all of the terms and conditions of this Agreement.

          2. Except as otherwise expressly provided herein, and except as each Shareholder may be otherwise restricted from selling shares of Common Stock, each Shareholder may only sell Common Stock subject to the following conditions for the fifteen (15) month period from the closing of the Reorganization Agreement (the "Lock-Up/Leak-Out Period"):

          2.1 No Shareholder may sell any Common Stock for a period of ninety (90) days (the "90 Day Blackout Period"), unless approved in a prior writing by the Board of Directors of Brenex, pro rata as to all Shareholders, with respect to all Shareholders covered hereby, and all sales shall be made in "broker's transactions" as that term is defined in Rule 144 of the Securities and Exchange Commission.

          2.2 If a Shareholder has an approved brokerage account meaning an account with a broker/dealer who has executed and delivered to Brenex a broker/dealer agreement in a form satisfactory to Brenex, a reasonable facsimile of which is attached hereto as Exhibit A and incorporated herein by reference (the "Broker/Dealer Agreement"), to the effect that any such broker/dealer will comply with and monitor the terms and conditions of this Agreement for the benefit of Brenex and the Shareholders (the "Approved Broker/Dealer"), then the Common Stock of the Shareholder that can be sold or has qualified to be sold hereunder will be delivered to the Shareholder's account at the Approved Broker Dealer through the Depository Trust Corporation ("DTC") or by paper delivery; and provided, however, that if the Shareholder does not have an account with an Approved Broker/Dealer, the Common Stock of the Shareholder that can be sold or has qualified to be sold hereunder will be delivered to the Shareholder in the form of an actual stock certificate that is imprinted with a legend indicating that resale of the Common Stock is subject to the terms and conditions of this Agreement, one of which shall be a resale through an Approved Broker/Dealer.

          2.3 Following the expiration of the 90 Day Blackout Period, each Shareholder shall be allowed to sell 1/12th of such Shareholder's shares of Common Stock per month during the Lock-Up/Leak-Out Period, on a cumulative basis, meaning that if no Common Stock was sold during one month while Common Stock was qualified to be sold, up to 2/12ths of such Shareholder's shares of
Common Stock could be sold in the next successive month and so forth.   Each
Shareholder agrees that all sales will be made at no less than the best "asked" prices, and no sales will be made at the "bid" prices for the Common Stock.

          2.4 The Shareholders agree that they will not engage in any short selling of the Common Stock during the Lock-Up/Leak-Out Period.

          2.5 During the Lock-Up/Leak/Out Period, Brenex shall maintain its "reporting" status with the Securities and Exchange Commission; file all reports that are required to be filed by it during such period; and use its "best efforts" to ensure that the Common Stock is continually quoted for public trading on a nationally recognized medium of no less significance than the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD"), the NASDAQ Small Cap or a recognized national stock exchange.

          3. By executing this Agreement, each Shareholder represents that the Common Stock set forth in his/her/its Counterpart Signature Page is all of the shares of Brenex Common Stock that such Shareholder beneficially owns as of the date hereof. In addition to the Common Stock set forth in the Counterpart Signature Page, this Agreement shall apply to all Brenex Common Stock of which each Shareholder become the beneficial owner of during the Lock-Up/Leak-Out Period.

          4. Notwithstanding anything to the contrary set forth herein, Brenex may, in its sole discretion, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock.

          5. In the event of a tender offer to purchase all or substantially all of Brenex's issued and outstanding securities, or a merger, consolidation or other reorganization with or into an unaffiliated entity, and if the requisite number of the record and beneficial owners of Brenex securities then outstanding are voted in favor of such tender offer, merger, consolidation or reorganization, and such tender offer, merger, consolidation or reorganization is completed, this Agreement shall terminate as of the closing of such event and the Common Stock restricted pursuant hereto shall be released from such restrictions.

          6. Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

          7. The Common Stock and per share price restrictions covered by this Agreement shall be appropriately adjusted should Brenex make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

          8. No transfer of any of the shares of Common Stock that are subject to this Agreement shall be made in any transaction other than a "broker's transaction" unless the transferee executes and delivers a copy of this Agreement prior to the transfer of any stock certificate representing any of the Common Stock so transferred.

          9. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

          10. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to Brenex, at 4685 South Highland Drive, Suite 202, Salt Lake City, Utah 84117, and to the Shareholders, at the addresses in their Counterpart Signature Pages. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

          11. The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

          12. Brenex or each Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or other surety, and an order of a court requiring such defaulting Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that Brenex or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

          13. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

          14. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within said State; and Brenex and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of Utah only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

          15. In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


                              BRENEX OIL CORPORATION


Date:  9/11/03                     By  /s/ Kathleen L. Morrison
                                      --------------------------------
                              Its Secretary/Treasurer

                          LOCK-UP/LEAK-OUT AGREEMENT
                          COUNTERPART SIGNATURE PAGE

          This Counterpart Signature Page for that certain Lock-Up/Leak-Out
Agreement (the "Agreement") dated as of the       day of September, 2003,
among Brenex Oil Corporation, a Utah corporation ("Brenex"); and certain persons who are "Shareholders" of Brenex, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of Brenex set forth below or hereafter acquired during the Lock-Up/Leak-Out Period as defined in the Agreement.

                              /s/ Cecil C. Wall
                              /s/ Thomas J. Howells
                              /s/ James P. Doolin
                              /s/ Robert Sydenham

                              Exhibit A
                             Broker/Dealer Agreement




Atlas Stock Transfer Company
5899 South State Street
Murray, Utah 84107

Attention:     Pam Gray

Re:       Lock-Up/Leak-Out Agreement respecting the resale of certain shares of common stock of Brenex Oil Corporation, a Utah corporation (the "Company")

Dear Ladies and Gentlemen:

          The undersigned broker hereby acknowledges receipt of stock certificates representing shares of common stock of the Company that are described in Exhibit A attached hereto and incorporated herein by reference and owned by a "Shareholder" or "Shareholders" of the Company that are party to the above referenced Lock-Up/Leak-Out Agreement.

          In consideration of transferring these securities free of any legend or other notation respecting the said Lock-Up/Leak-Out Agreement so that the undersigned broker can effect a sale of each such Shareholder's shares, the undersigned broker agrees:

          (i) It will sell the securities in accordance with the instructions of each such Shareholder only, solely in compliance with the terms and conditions of the Lock-Up/Leak-Out Agreement;

               (ii) That all sales of these securities will be made in "broker's transactions" only during the period covered by the Lock-Up/Leak-Out Agreement;

               (iii) That there will be no journal entries or DTC's of any securities of any Shareholder during the period covered by the Lock-Up/Leak-Out Agreement;

               (iv) That the undersigned broker will not allow any Shareholder to maintain a "short" position in any of the securities of the Company during the period of the Lock-Up/Leak-Out Agreement;

              (v) That the undersigned broker will not maintain a "short" position in any of the securities of the Company during the period of the Lock-Up/Leak-Out Agreement except for daily transactions in our trading accounts, which shall all be covered no later than the end of three trading days following the occurrence of any such "short position"; and

               (vi) That if any of the securities of the Company are ordered out by any Shareholder for delivery prior to the expiration of the Lock-Up/Leak-Out Agreement, that instructions will be given to the Company's transfer agent to re-issue the stock certificates for any such Shareholder with the appropriate restriction or restrictions as are outlined in the Lock-Up/Leak-Out Agreement.

          The undersigned broker further agrees that we will provide you with reasonable documentation on your request to verify our compliance with this Letter Agreement.

                              Very truly yours,

                              _____________________________________
                              Broker/Dealer

                              _____________________________________
                              Address

                              _____________________________________
                              City, State, Zip


Date: ______________________       By___________________________________

                              Its___________________________________